UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(D) of the Securities Exchange Act of 1934

November 2, 2004

Date of report (Date of earliest event reported)

HYPERFEED TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-13093	36-3131704
(State of Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification)

300 South Wacker Drive, Suite 300, Chicago, Illinois 60606

(Address of principal executive offices, including zip code)

(312) 913-2800
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01                                              Entry into a Material Definitive Agreement.

The information provided under Item 2.03 below is incorporated by reference under this Item 1.01.

Section 2 – Financial Information

Item 2.03                                              Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 2, 2004, the Registrant issued to PICO Holdings, Inc., the holder of a majority of the outstanding common stock of the Registrant (“PICO”), a Secured Convertible Promissory Note with a maximum principal amount of $1,500,000, which may from time to time be drawn-upon by the Registrant (the “Note”).  Principal amounts outstanding will accrue interest at a rate of 8% per annum and such amounts, together with all accrued and unpaid interest, will be due and payable on November 1, 2005.

The Note is secured by a pledge of all personal property of the Registrant.  The Note includes customary covenants, including covenants limiting repayment of other indebtedness, dispositions, changes in business, mergers & acquisitions, incurrence of indebtedness, encumbrances, distributions, and investments.  In addition, the Note includes customary events of default, including payment failure, failure to otherwise perform under the Note, the occurrence of certain insolvency or bankruptcy events, loss, damage or sale of collateral outside the ordinary course, the creation of liens other than permitted liens, cross-default and certain judgments against the registrant.

PICO has the right at any time to convert all or any part of amounts outstanding under the Note into the common stock of the Registrant at a conversion price per share that is equal to the lower of (1) the price per share of the Registrant’s common stock on the date of PICO’s election to exercise its conversion right and (2) $3.00, subject to the limitation that no more than an aggregate of 586,000 shares of the Registrant’s common stock may be issued in connection with one or more conversions of amounts outstanding under the Note.

On November 2, 2004, the Registrant issued to PICO 25,000 shares of its common stock as a commitment fee in connection with the issuance of the Note (the “Commitment Fee”).

The Note and shares constituting the Commitment Fee were offered and sold to PICO in reliance upon the exemption from registration set forth in Section 4(2) of the Securities Act of 1933, as amended.

Section 3 – Securities and Trading Markets

Item 3.02                                              Unregistered Sales of Equity Securities.

The information provided under Item 2.03 above is incorporated by reference under this Item 3.02.

Section 9               Financial Statements and Exhibits

Item 9.01               Financial Statements and Exhibits

(c)          Exhibit 10.1 — Secured Convertible Promissory Note, dated November 2, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HYPERFEED TECHNOLOGIES, INC.

Date: November 8, 2004	By:	/s/ Randall J. Frapart
Name: Randall J. Frapart
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Secured Convertible Promissory Note, dated November 2, 2004